EXHIBIT 99.1

CONTACT:	JOSEPH MACNOW
(212) 894-7000

888 Seventh Avenue New York, NY 10019

FOR IMMEDIATE RELEASE – October 30, 2017
Vornado Announces Third Quarter 2017 Financial Results
NEW YORK.......VORNADO REALTY TRUST (New York Stock Exchange: VNO) filed its Form 10-Q for the quarter ended September 30, 2017 today and reported its financial results below. The financial results treat as "discontinued operations," the Company's former Washington, DC segment, which was spun off to shareholders on July 17, 2017.
Quarter Ended September 30, 2017 Financial Results

•
NET LOSS attributable to common shareholders for the quarter ended September 30, 2017 was $29.0 million, or $0.15 per diluted share.  Net income attributable to common shareholders for the quarter ended September 30, 2016 was $66.1 million, or $0.35 per diluted share. Adjusting net (loss) income attributable to common shareholders (non-GAAP) for the items listed in the table on the following page, net income attributable to common shareholders for the quarters ended September 30, 2017 and 2016 was $68.2 million and $48.0 million, or $0.36 and $0.25 per diluted share, respectively.

•
FUNDS FROM OPERATIONS attributable to common shareholders plus assumed conversions (non-GAAP) ("FFO") for the quarter ended September 30, 2017 was $100.2 million, or $0.52 per diluted share, compared to $225.5 million, or $1.19 per diluted share, for the prior year's quarter.  Adjusting FFO for the items listed in the table on page 3, FFO for the quarters ended September 30, 2017 and 2016 was $189.0 million and $176.2 million, or $0.99 and $0.93 per diluted share, respectively.

Nine Months Ended September 30, 2017 Financial Results

•
NET INCOME attributable to common shareholders for the nine months ended September 30, 2017 was $134.7 million, or $0.71 per diluted share, compared to $172.4 million, or $0.91 per diluted share, for the nine months ended September 30, 2016.  Adjusting net income attributable to common shareholders (non-GAAP) for the items listed in the table on the following page, net income attributable to common shareholders for the nine months ended September 30, 2017 and 2016 was $165.4 million and $119.4 million, or $0.87 and $0.63 per diluted share, respectively.

•
FFO (non-GAAP) for the nine months ended September 30, 2017 was $564.4 million, or $2.95 per diluted share, compared to $658.9 million, or $3.47 per diluted share, for the prior year's nine months.  Adjusting FFO for the items listed in the table on page 3, FFO for the nine months ended September 30, 2017 and 2016 was $537.3 million and $499.1 million, or $2.81 and $2.63 per diluted share, respectively.

Supplemental Financial Information
Further details regarding results of operations, properties and tenants can be accessed at the Company's website www.vno.com.  Vornado Realty Trust is a fully – integrated equity real estate investment trust.
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see "Risk Factors" in Part I, Item 1A, of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2016.  Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

(tables to follow)

The following table reconciles our net (loss) income attributable to common shareholders to net income attributable to common shareholders, as adjusted (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Net (loss) income attributable to common shareholders	$(29,026)	$66,125	$134,698	$172,425
Per diluted share	$(0.15)	$0.35	$0.71	$0.91

Certain items that impact net (loss) income attributable to common shareholders:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs	$(53,581)	$(2,739)	$(67,045)	$(4,597)
Operating results through July 17, 2017 spin-off	3,950	29,489	47,752	66,714
	(49,631)	26,750	(19,293)	62,117

Impairment loss on investment in Pennsylvania REIT	(44,465)	—	(44,465)	—
(Loss) income from real estate fund investments, net	(7,794)	807	(11,333)	13,662
Net gain resulting from Urban Edge Properties operating partnership unit issuances	5,200	—	21,100	—
Our share of write-off of deferred financing costs	(3,819)	—	(3,819)	—
Preferred share issuance costs (Series J redemption)	—	(7,408)	—	(7,408)
Our share of net gain on sale of property of Suffolk Downs JV	—	—	15,314	—
Net gain on repayment of Suffolk Downs JV debt investments	—	—	11,373	—
Skyline properties impairment loss	—	—	—	(160,700)
Net gain on sale of 47% ownership interest in 7 West 34th Street	—	—	—	159,511
Other	(3,197)	(851)	(1,024)	(10,699)
	(103,706)	19,298	(32,147)	56,483
Noncontrolling interests' share of above adjustments	6,451	(1,183)	1,407	(3,430)
Total of certain items that impact net (loss) income attributable to common shareholders, net	$(97,255)	$18,115	$(30,740)	$53,053

Net income attributable to common shareholders, as adjusted (non-GAAP)	$68,229	$48,010	$165,438	$119,372
Per diluted share (non-GAAP)	$0.36	$0.25	$0.87	$0.63

The following table reconciles our FFO (non-GAAP) to FFO, as adjusted (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
FFO (non-GAAP) (1)	$100,178	$225,529	$564,431	$658,880
Per diluted share (non-GAAP)	$0.52	$1.19	$2.95	$3.47

Certain items that impact FFO:
JBG SMITH Properties which is treated as a discontinued operation:
Transaction costs	$(53,581)	$(2,739)	$(67,045)	$(4,597)
Operating results through July 17, 2017 spin-off	10,148	61,699	122,201	169,141
	(43,433)	58,960	55,156	164,544

Impairment loss on investment in Pennsylvania REIT	(44,465)	—	(44,465)	—
(Loss) income from real estate fund investments, net	(7,794)	807	(11,333)	13,662
Net gain resulting from Urban Edge Properties operating partnership unit issuances	5,200	—	21,100	—
Our share of write-off of deferred financing costs	(3,819)	—	(3,819)	—
Preferred share issuance costs (Series J redemption)	—	(7,408)	—	(7,408)
Net gain on repayment of our Suffolk Downs JV debt investments	—	—	11,373	—
Other	(390)	171	856	(130)
	(94,701)	52,530	28,868	170,668
Noncontrolling interests' share of above adjustments	5,890	(3,220)	(1,782)	(10,877)
Total of certain items that impact FFO, net	$(88,811)	$49,310	$27,086	$159,791

FFO, as adjusted (non-GAAP)	$188,989	$176,219	$537,345	$499,089
Per diluted share (non-GAAP)	$0.99	$0.93	$2.81	$2.63
____________________________________________________________

(1)	See page 5 for a reconciliation of our net (loss) income attributable to common shareholders to FFO (non-GAAP) for the three and nine months ended September 30, 2017 and 2016.

VORNADO REALTY TRUST
OPERATING RESULTS FOR THE THREE AND NINE MONTHS ENDED
SEPTEMBER 30, 2017 AND 2016

(Amounts in thousands, except per share amounts)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues	$528,755	$502,753	$1,547,900	$1,489,768

Income from continuing operations	$37,176	$75,524	$225,078	$381,582
(Loss) income from discontinued operations	(47,930)	25,080	(14,501)	(104,204)
Net (loss) income	(10,754)	100,604	210,577	277,378
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(4,022)	(3,658)	(18,436)	(26,361)
Operating Partnership	1,878	(4,366)	(9,057)	(11,410)
Net (loss) income attributable to Vornado	(12,898)	92,580	183,084	239,607
Preferred share dividends	(16,128)	(19,047)	(48,386)	(59,774)
Preferred share issuance costs (Series J redemption)	—	(7,408)	—	(7,408)
Net (loss) income attributable to common shareholders	$(29,026)	$66,125	$134,698	$172,425

(Loss) income per common share - Basic:
Income from continuing operations, net	$0.09	$0.23	$0.78	$1.43
(Loss) income from discontinued operations, net	(0.24)	0.12	(0.07)	(0.52)
Net (loss) income per common share	$(0.15)	$0.35	$0.71	$0.91
Weighted average shares outstanding	189,593	188,901	189,401	188,778

(Loss) income per common share - Diluted:
Income from continuing operations, net	$0.09	$0.23	$0.78	$1.42
(Loss) income from discontinued operations, net	(0.24)	0.12	(0.07)	(0.51)
Net (loss) income per common share	$(0.15)	$0.35	$0.71	$0.91
Weighted average shares outstanding	190,847	190,048	191,257	190,086

FFO (non-GAAP)	$100,178	$225,529	$564,431	$658,880
Per diluted share (non-GAAP)	$0.52	$1.19	$2.95	$3.47

FFO, as adjusted (non-GAAP)	$188,989	$176,219	$537,345	$499,089
Per diluted share (non-GAAP)	$0.99	$0.93	$2.81	$2.63

Weighted average shares used in determining FFO per diluted share	190,893	190,090	191,304	190,129

The following table reconciles net (loss) income attributable to common shareholders to FFO (non-GAAP):

(Amounts in thousands, except per share amounts)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Net (loss) income attributable to common shareholders	$(29,026)	$66,125	$134,698	$172,425
Per diluted share	$(0.15)	$0.35	$0.71	$0.91

FFO adjustments:
Depreciation and amortization of real property	$102,953	$130,892	$361,949	$398,231
Net gains on sale of real estate	(1,530)	—	(3,797)	(161,721)
Real estate impairment losses	—	—	—	160,700
Proportionate share of adjustments to equity in net (loss) income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	31,997	40,281	108,753	117,635
Net gains on sale of real estate	8	(2,522)	(17,184)	(2,841)
Real estate impairment losses	4,329	1,134	7,547	5,536
	137,757	169,785	457,268	517,540
Noncontrolling interests' share of above adjustments	(8,572)	(10,403)	(28,444)	(31,872)
FFO adjustments, net	$129,185	$159,382	$428,824	$485,668

FFO attributable to common shareholders (non-GAAP)	$100,159	$225,507	$563,522	$658,093
Convertible preferred share dividends	19	22	59	65
Earnings allocated to Out-Performance Plan units	—	—	850	722
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$100,178	$225,529	$564,431	$658,880
Per diluted share (non-GAAP)	$0.52	$1.19	$2.95	$3.47
FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.  A reconciliation of our net (loss) income to FFO is provided above.  In addition to FFO, we also disclose FFO, as adjusted.  Although this non-GAAP measure clearly differs from NAREIT's definition of FFO, we believe it provides a meaningful presentation of operating performance.  Reconciliations of FFO to FFO, as adjusted are provided on page 3 of this press release.
Conference Call and Audio Webcast
As previously announced, the Company will host a quarterly earnings conference call and an audio webcast on Tuesday, October 31, 2017 at 10:00 a.m. Eastern Time (ET).  The conference call can be accessed by dialing 800-708-4540 (domestic) or 847-619-6397 (international) and indicating to the operator the passcode 45656931.  A telephonic replay of the conference call will be available from 1:00 p.m. ET on October 31, 2017 through November 30, 2017.  To access the replay, please dial 888-843-7419 and enter the passcode 45656931#.  A live webcast of the conference call will be available on the Company's website at www.vno.com and an online playback of the webcast will be available on the website for 90 days following the conference call.
####